UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2014

Item 1. Report to Stockholders.

Semi-Annual Report
For the Six Months Ended September 30, 2014

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is a market capitalization weighted index that is widely regarded as the standard for measuring large-cap U.S. stock market performance.

The Russell 2000 Index is an index measuring the performance of the 2,000 smallest companies in the Russell 3000 Index.

The S&P Midcap 400 Index is a Standard & Poor’s index that serves as a barometer for the U.S. mid-cap equities sector and is the most widely followed mid-cap index in existence.

The Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index that is widely regarded as a standard for measuring U.S. investment grade bond market performance. The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing.

These indices reflect the reinvestment of dividends and/or interest income. These indices do not incur expenses and are not available for investment.

“Risk-off” rotation refers to investors moving from perceived riskier assets to perceived less risky assets.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Price-to-Earnings (P/E) ratio is the ratio of the stock price to the trailing 12 months diluted EPS.

CAPE Ratio (also known as the Shiller Ratio): Cyclically Adjusted Price-to-Earnings Ratio. The numerator of the CAPE is the real (inflation-adjusted) price level of the S&P 500 Index and the denominator is the moving average of the preceding 10 years of the S&P 500 Index’s real reported earnings, where the U.S. Consumer Price Index is used to adjust for inflation.

Cash Flow measures the cash generating capability of a company by adding non-cash charges (e.g., depreciation) and interest expense to pretax income.

Free cash flow represents the cash that a company is able to generate after laying out the money required to maintain and expand the company’s asset base. Free cash flow is important because it allows a company to pursue opportunities that enhance shareholder value.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits), even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer and the President	2

Manager Reviews, Fund Overviews and Schedules of Investments

Osterweis Fund
Portfolio Managers’ Review	4
Fund Overview	6
Schedule of Investments	7

Osterweis Strategic Income Fund
Portfolio Managers’ Review	9
Fund Overview	10
Schedule of Investments	11

Osterweis Strategic Investment Fund
Portfolio Managers’ Review	16
Fund Overview	18
Schedule of Investments	19

Osterweis Institutional Equity Fund
Portfolio Managers’ Review	24
Fund Overview	26
Schedule of Investments	27

Financial Statements

Statements of Assets and Liabilities	29

Statements of Operations	30

Statements of Changes in Net Assets
Osterweis Fund	31
Osterweis Strategic Income Fund	32
Osterweis Strategic Investment Fund	33
Osterweis Institutional Equity Fund	34

Financial Highlights
Osterweis Fund	35
Osterweis Strategic Income Fund	36
Osterweis Strategic Investment Fund	37
Osterweis Institutional Equity Fund	38

Notes to Financial Statements	39

Expense Example	47

Additional Information	49

Approval of Investment Advisory Agreements	50

Privacy Notice	53

Letter from the Chief Investment Officer and the President

October 15, 2014

Dear Investors,

For some time now we have been making the case for a long-term bull market in U.S. equities.  This has rested on the prediction of a gradual economic recovery devoid of inflationary pressures, played out against a very accommodative monetary backdrop.  So far, this is exactly what has occurred.  But as we all know, trees don’t grow to heaven and nothing lasts forever.  Therefore the relevant questions we ask ourselves every day are: (1) what could go wrong and (2) when should we start to worry?  We shall devote this letter to the things we worry about.

Primary among our concerns would be a sudden and unexpected pick-up in inflation.  So far during this recovery there has been enough slack in the U.S. economy, especially in the labor markets and in terms of capacity utilization, that the recovery has not sparked wage and price inflation.  The deep recession in 2008/2009 drove unemployment up and capacity utilization down.  Now, however, after over five years of slow but grinding recovery unemployment has dropped to levels that historically have triggered wage inflation, and capacity utilization has jumped back close to its historical average.  There are now scattered reports of labor shortages and wage pressure in certain professions, such as welding, but these instances appear to be industry- and geography-specific and not yet generalized.  A recent report noted that new jobs created since the 2008 debacle pay 23% less than the jobs lost in the downturn.1  Regardless of its accuracy, this statistic is consistent with anecdotal reports of lower- and middle-class economic stagnation and financial stress continuing despite the economic expansion.  If, when and how fast labor markets may tighten is a key risk.  Our bet is that it’s a ways off and not a sure thing in the next 12-18 months.

The other potential source of inflationary pressure (other than monetary conditions) would be commodities.  Fortunately the slowdown in China’s growth, coupled with recessionary conditions in Europe, has resulted in price weakness in many key commodities as well as strength in the U.S. dollar.  Some economists suggest that the transition in China from investment led growth (infrastructure, real estate and factories) of the past 20 years to services led/consumer growth spells the end of the commodity super cycle of the past 15 years.  Overlaying a stronger U.S. dollar on looser commodity markets suggests that commodity prices could stay weak for U.S. consumers and manufacturers for an extended period of time.  So, we do not see inflation pressures building here.  Additionally, the strengthening U.S. dollar is helping to hold-down the cost of imports for all goods, not just commodities.

The second risk revolves around weak economic conditions abroad.  Europe is beset by slow growth at best and actual recession at worst, Brazil is in outright recession and China’s growth is slowing.  With our trading partners suffering from economic anemia, there is concern that the U.S. could follow suit.  Maybe, but recent data suggest the U.S. economy is actually accelerating and does not depend too much on trade.  In fact over 70% of U.S. gross domestic product (GDP) is driven by U.S. consumers, with exports making up just 14% of GDP.

The third most obvious risk is that our “easy money” policies eventually have to give way to more neutral or even tight policies, and this will likely remove the high-octane fuel behind the stock market’s upward trajectory.  We have long contended that the Federal Reserve (the “Fed”) will probably “taper” in concert with the economic recovery, i.e., the degree of tapering should be proportionate to the strength of the recovery.  We have not yet entered the first phase of rising rates where the Fed raises rates to get back to normal levels, and we feel we are far from the second phase where they raise rates to slow down the economy.  Inflation does not appear to be a problem that the Fed needs to fight just now.  As long as inflation remains benign, the return to monetary neutrality should not derail the stock market.  If inflation becomes a problem, then, and only then, we believe one should worry about Fed tightening.  In other words, “tapering ain’t tightening.”

Fourth, we worry about geopolitical risks spiraling out of control and wreaking havoc on the world’s economy.  But geopolitical risks are a bit like germs; they are always out there, and sometimes they knock you down, but they are rarely fatal.

1	Megan Davies, “U.S. jobs rose since ‘08 crisis, but pay is 23 pct less: report” Thomson Reuters online – August 11, 2014

Letter from the Chief Investment Officer and the President

The fifth risk we worry about is rather amorphous and difficult to quantify.  We have long contended that if you want to know where the next big crisis will erupt, look to see who has been borrowing the most money.  For example, look at housing debt during the 2005-2007 period.  What followed was, of course, the housing debacle of 2008.  Since 2008, the biggest net borrowers have been central governments.  In the U.S., government deficits have been shrinking rapidly.  However, central governments elsewhere in the world are still running large deficits.  How long this can go on is anybody’s guess.

Finally, a number of investors worry that stock market valuations have become stretched and are vulnerable to a setback.  We have argued for some time that valuations – i.e., conventional price-to-earnings (P/E) ratios – are reasonable and have been hovering just above the long-term average.  Given the current low level of interest rates, one would actually expect the market’s (as measured by the S&P 500 Index) P/E to be higher; roughly double where it is today.  So, the market is either discounting higher interest rates and is therefore not likely to be vulnerable to Fed tapering, or it is discounting a future drop in corporate profits, or some combination of the two.  If none of these turn out to be the case, then the market may be significantly undervalued.

One school of investors looks not at the conventional P/E ratio, but at the Cyclically Adjusted Price-to-Earnings ratio (CAPE).  CAPE is a P/E ratio calculated on the market’s trailing 10 years’ earnings.  It may be somewhat useful in forecasting long-term market returns.  People believe the higher the CAPE, the lower the market’s expected return over the next 10 years, and vice-versa.  But CAPE is a very poor timing indicator.  In other words, a high CAPE may not indicate an imminent market crash, just as a low CAPE may not mean a bull market is about to jump out of the starting blocks.  CAPE is high right now relative to the average CAPE of the past 100 years.  Some say this is because the last 10 years included the debacle of 2008 and its aftermath.  Others point out that current earnings may be biased downward by the way tech companies account for option grants and that tech represents an ever-increasing share of the overall market.  Still others point out that S&P earnings have been hit by huge write downs at a few companies.  Using a different measure of profits, which adjusts for such write downs, would likely show a much lower CAPE.

Our view is that low interest rates should bias CAPE upwards, just as it should raise the conventional P/E ratio.  Using a CAPE average over 100 years is not terribly meaningful to us as there have been long periods when interest rates were high and equity valuations low (not just CAPE measures of value, but all measures).  We prefer to look at the past 25 years as a period when interest rates and inflation have fallen from much higher post-World War II levels.  The CAPE valuation is currently in line by that measure.

Without belaboring the point, we believe that equity market valuations are currently reasonable, and that if corporate profits grow over the next few years, the stock market is likely to rise in tandem.  To the extent that we are able to identify companies with depressed valuations and accelerating earnings and cash flows, we strive to be able to produce reasonable investment returns.

Looking at fixed income, we still believe that current Treasury yields do not adequately compensate us even if interest rates stay low, and they certainly do not provide protection in case we enter a rising interest rate environment.  We believe that high yield, shorter term bonds currently offer a better risk/reward opportunity.  Longer term, we look forward to the time when longer-dated high yield bonds and investment grade bonds may present attractive investments too.

If you are not currently receiving our quarterly shareholder letters and outlooks by email and would like to receive them, please email contact@osterweis.com or call (800) 700-3316 to be added to our distribution list.

Sincerely,

John Osterweis	Matt Berler

Please see back of front cover for additional disclosures.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary
The Osterweis Fund (the “Fund”) generated a 2.31% total return for the six-month period ending September 30, 2014, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned 6.42% over the same period. (Please see standardized performance in the table following this review.)

Market Review
During the first fiscal quarter, the market, as measured by the S&P 500, continued its upward march. The second fiscal quarter was a much different story as we saw a striking decoupling of large-cap equities from small- and mid-caps beginning in July. During the second fiscal quarter, the Russell 2000 was down 7.4% and the S&P Midcap 400 fell 4.0% versus a 1.1% rise in the S&P 500. Within the S&P 500, the very largest market cap names drove performance. Clearly, there was a broad “risk-off” rotation. Mega caps generally outperformed small- and mid-caps, investment grade bonds outperformed high yield bonds, U.S. equities outperformed non-U.S. equities, the dollar rallied and commodities tanked. Our portfolio was not immune to this shift in investor sentiment.

Portfolio Review
The Fund lagged the benchmark for the six-month period ending September 30th. Almost all of the underperformance occurred during the second fiscal quarter, with the most obvious cause of the shortfall related to the wide divergence in performance between large caps and small/mid as noted above. (As of September 30th, only 11 of the Fund’s 41 holdings were members of the S&P 500 and only 6% of Fund assets by market value overlapped with the S&P 500.)

On the positive side, our companies have continued to operate well with only a few hiccups, and we generally anticipate attractive earnings and free cash flow growth to continue over the next year. During the six-month fiscal year period, our security selection in the Energy sector added significant absolute and relative value. In particular, all of our Master Limited Partnership (MLP) investments fared quite well, with all except one MLP holding garnering double-digit returns for the period. Our Consumer Discretionary stock picks also provided a nice boost to both absolute and relative returns. These two sectors combined accounted for four of the top five contributors to absolute performance. On the other hand, our selection fared the worst in the Industrials and Materials sectors, where the portfolio’s bottom three contributors to total returns reside.

Throughout six months, the Fund remained relatively fully invested with an average equity exposure of 94%. Nevertheless, the small cash holding acted as another meaningful source of underperformance in a strong equity market.

Outlook & Portfolio Positioning
We suspect that the broad flight to safety across asset classes in the second fiscal quarter came in response to new signs of economic weakness in Europe and certain emerging markets. U.S. economic growth at the same time has accelerated and is likely to remain slow but steady. The contrast between improving growth in the U.S. and slowing growth elsewhere has resulted in a strengthening U.S. dollar versus most of the other major currencies. We think this will prove to be positive for both the U.S. economy and U.S. stock market. As discussed in the CIO and President’s letter, we are constantly evaluating where we might be wrong in terms of our economic assumptions. Some of the key areas we are monitoring include:

•Inflationary pressures – labor market and commodities

•Weak economic conditions abroad

•Faster than expected Fed tightening

•Geopolitical events

In terms of valuations, price-to-earnings (P/E) ratios are near their historic averages and we think they could stay at these levels or move even higher with the stronger U.S. dollar, low inflation and low interest rates.

Osterweis Fund | Portfolio Managers’ Review

Our task, of course, is to scour the market for unusually attractive opportunities, not just buying reasonably valued companies. On that front, we continue to seek overlooked, misunderstood and undervalued companies with businesses that we believe should thrive in a slow growth economic environment. We are particularly focused on companies with strong and growing free cash flow, especially those that return this cash flow to shareholders through dividends and stock repurchases.

The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2014

						Since Inception
	Six Months	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	2.31%	10.94%	12.74%	8.25%	8.77%	11.26%
S&P 500 Index	6.42	19.73	15.70	8.11	4.87	9.27
Expense Ratio as of 3/31/2014: 1.01%

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days.

Growth of $10K (Ten Years Ending 9/30/2014)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2004 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	3.5%
Magellan Midstream Partners L.P.	3.5
Enterprise Products Partners L.P.	3.3
Cinemark Holdings, Inc.	3.3
Air Lease Corp.	3.1
Johnson & Johnson	3.1
Digital Realty Trust, Inc.	3.0
DIRECTV	3.0
Occidental Petroleum Corp.	3.0
Charter Communications, Inc. – Class A	2.9
Total	31.7%

Fund holdings are subject to change.

Osterweis Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Shares		Value
Common Stocks: 75.9%

Aerospace & Defense: 4.3%
218,520	Boeing Co.	$27,835,078
358,900	Triumph Group, Inc.	23,346,445
		51,181,523
Air Freight & Logistics: 1.6%
2,902,155	Royal Mail Plc	18,452,220

Beverages: 2.5%
256,565	Diageo Plc – ADR	29,607,601

Communications Equipment: 1.2%
220,040	Motorola Solutions, Inc.	13,924,131

Containers & Packaging: 5.5%
780,885	Crown Holdings, Inc.1	34,765,000
1,140,085	Owens-Illinois, Inc.1	29,699,214
		64,464,214
Diversified Financial Services: 1.9%
1,011,690	PHH Corp.1	22,621,388

Electric Utilities: 1.8%
460,870	NRG Yield, Inc. – Class A	21,683,934

Food Products: 2.6%
772,020	Unilever NV – NYRS	30,633,754

Gas Utilities: 1.6%
828,125	Questar Corp.	18,458,906

Health Care Equipment & Supplies: 2.6%
294,860	Teleflex, Inc.	30,972,094

Health Care Providers & Services: 1.4%
456,870	HealthSouth Corp.	16,858,503

Insurance: 2.4%
68,590	Alleghany Corp.1	28,680,909

Internet & Catalog Retail: 2.6%
1,083,215	Liberty Interactive
	Corp. – Class A1	30,893,292

Internet Software & Services: 5.0%
421,710	Ebay, Inc.1	23,881,437
30,565	Google, Inc. – Class A1	17,984,752
30,565	Google, Inc. – Class C1	17,647,008
		59,513,197
Media: 12.1%
230,190	Charter Communications,
	Inc. – Class A1	34,843,860
1,139,220	Cinemark Holdings, Inc.	38,779,049
413,480	DIRECTV1	35,774,290
442,300	Viacom, Inc. – Class B	34,030,562
		143,427,761
Multiline Retail: 1.2%
1,062,145	Marks & Spencer Group Plc – ADR	13,945,964

Oil, Gas & Consumable Fuels: 3.0%
365,065	Occidental Petroleum Corp.	35,101,000

Pharmaceuticals: 13.3%
245,410	Bayer AG – ADR	34,384,395
342,470	Johnson & Johnson	36,503,877
212,600	Novartis AG – ADR	20,012,038
442,260	Sanofi – ADR	24,956,732
319,653	Valeant Pharmaceuticals
	International, Inc.1	41,938,474
		157,795,516
Software: 2.8%
877,725	Oracle Corporation	33,599,313

Thrifts & Mortgage Finance: 0.6%
577,690	Stonegate Mortgage Corp.1	7,504,193

Trading Companies & Distributors: 3.1%
1,124,156	Air Lease Corp.	36,535,070

Water Utilities: 2.8%
698,895	American Water Works Co., Inc.	33,707,706

Total Common Stocks
(Cost $604,943,733)		899,562,189

Partnerships & Trusts: 12.0%

Oil, Gas & Consumable Fuels: 12.0%
890,610	Atlas Pipeline Partners L.P.	32,471,641
598,835	Cone Midstream Partners L.P.1	16,827,263
968,630	Enterprise Products Partners L.P.	39,035,789
488,934	Magellan Midstream Partners L.P.	41,158,464
499,150	VTTI Energy Partners L.P.1	12,508,699
		142,001,856
Total Partnerships & Trusts
(Cost $66,432,213)		142,001,856

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Shares		Value
Real Estate Investment Trusts: 6.7%

574,580	Digital Realty Trust, Inc.	$35,842,300
3,480,640	New Residential Investment Corp.	20,292,131
1,793,751	Newcastle Investment Corp.	22,744,763
		78,879,194
Total Real Estate Investment Trusts
(Cost $78,083,734)		78,879,194

Short-Term Investments: 4.7%

55,491,030	Federated U.S. Treasury
	Cash Reserves, 0.000%2	55,491,030
Total Short-Term Investments
(Cost $55,491,030)		55,491,030
Total Investments in Securities: 99.3%
(Cost $804,950,710)		1,175,934,269
Other Assets in Excess of Liabilities: 0.7%		8,864,618
Total Net Assets: 100.0%		$1,184,798,887

ADR – American Depositary Receipt
NYRS – New York Registry Shares
1	Non-income producing security.
2	Annualized seven-day yield as of September 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Income Fund (the “Fund”) generated a total return of 0.19% for the six-month period ending September 30, 2014, trailing its benchmark, the Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 2.21% over the same period. (Please see standardized performance in the table following this review.)

Market Review

The investment grade bond market, as measured by the BC Agg, showed strong performance in the period as investors sought perceived safety in investment grade bonds, particularly Treasuries. Therefore, U.S. Treasury yields have stayed low, driven by global investor demand for safe havens rather than by U.S. economic fundamentals.

Portfolio Review

During the six-month period ending September 30th, the Fund’s non-investment grade (high yield) holdings were the primary contributors to absolute performance; however, this, in addition to the Fund’s defensive duration positioning, hampered returns versus the benchmark.

Within the overall bond market, the investment grade sector outperformed the high yield sector.  The BC Agg, an investment grade index, generated solid returns in every single segment. The Fund’s high yield securities as a whole also produced positive results, but lagged the benchmark. Consequently, given the Fund’s significant weight in high yield, this sector detracted notably from relative returns. Over the period, the Fund’s high yield weighting averaged 83%, ranging from 77% to 90%. The benchmark does not contain any high yield bonds.

During the period, longer term yields generally declined while some shorter term yields rose slightly. Since bond prices generally rise as yields fall, this means that longer term bonds fared better over the six months. Therefore, the Fund’s shorter duration positioning compared to the benchmark was a detractor from relative performance. However, within high yield, the Fund’s shorter duration positioning helped returns, as shorter term bond performance outpaced longer term in this sector during the high yield selloff that occurred in the second fiscal quarter.

Outlook and Portfolio Positioning

We still believe that current Treasury yields do not adequately compensate us in a continuing benign interest rate environment, nor provide enough protection in case we enter a rising interest rate environment. We still favor shorter duration high yield, with its combination of potential for attractive yields and low interest rate risk. We are also on the lookout for convertible bonds trading at attractive yields, driven by selloffs in equities. Longer term, we look forward to the time when longer dated high yield bonds and investment grade bonds may present attractive investments. As always, we are adhering to our cautious approach which we think should serve our shareholders well over the long term.

The Osterweis Strategic Income Fund may invest in debt securities that are un-rated or rated below investment grade. Lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Higher turnover rates may result in increased transaction costs, which could impact performance. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk. The Fund may invest in municipal securities which are subject to the risk of default.

Strategic Income Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2014

						Since Inception
	Six Months	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	0.19%	4.23%	6.91%	7.06%	6.79%	7.60%
Barclays U.S. Aggregate Bond Index	2.21	3.96	2.43	4.12	4.62	4.71
Expense Ratio as of 3/31/2014: 0.86%

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days.

Growth of $10K (Ten Years Ending 9/30/2014)

This chart illustrates the performance of a hypothetical $10,000 investment made on September 30, 2004 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation

Top Ten Debt Holdings
MetroPCS Wireless, Inc.,7.875%	2.9%
Rite Aid Corp., 9.250%	2.8
CHS/Community Health Systems, Inc., 8.000%	2.2
Swift Services Holdings, Inc., 10.000%	2.2
Alere, Inc., 8.625%	2.1
West Corp., 7.875%	2.0
Michaels FinCo Holdings LLC, 7.500%	1.9
Edgen Murray Corp., 8.750%	1.9
Milestone Aviation Group Ltd., 8.625%	1.8
Icahn Enterprises L.P., 3.500%	1.7
Total	21.5%

Fund holdings are subject to change.

Strategic Income Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Principal
Amount		Value
Bonds: 94.5%
Corporate Bonds: 90.8%

Aerospace & Defense: 3.2%
	ADS Tactical, Inc.
$74,827,000	11.000%, 04/01/20181	$72,208,055
	Erickson, Inc.
72,123,000	8.250%, 05/01/2020	68,877,465
	Kratos Defense &
	Security Solutions, Inc.
79,750,000	7.000%, 05/15/20191	79,550,625
		220,636,145
Air Freight & Logistics: 0.2%
	XPO Logistics, Inc.
14,000,000	7.875%, 09/01/20191	14,525,000

Auto Components: 1.0%
	Stoneridge, Inc.
66,719,000	9.500%, 10/15/20171	70,388,545

Banks: 0.1%
	CIT Group, Inc.
9,500,000	4.750%, 02/15/20151	9,612,812

Beverages: 1.1%
	Beverages & More, Inc.
81,000,000	10.000%, 11/15/20181	76,443,750

Building Products: 1.0%
	Cleaver-Brooks, Inc.
47,656,000	8.750%, 12/15/20191	51,825,900
17,775,000	9.750%, 12/31/20191,2	17,848,997
		69,674,897
Capital Markets: 2.0%
	E*Trade Financial Corp.
80,302,000	6.000%, 11/15/2017	83,112,570
12,850,000	6.375%, 11/15/2019	13,556,750
	Oppenheimer Holdings, Inc.
39,833,000	8.750%, 04/15/2018	42,322,563
		138,991,883
Chemicals: 2.1%
	HIG BBC Intermediate Holdings LLC
44,901,000	10.500%, 09/15/20181	45,462,263
	LSB Industries, Inc.
29,000,000	7.750%, 08/01/2019	30,885,000
	Trinseo Materials Operating SCA
68,187,000	8.750%, 02/01/2019	71,937,285
		148,284,548
Commercial Services & Supplies: 2.1%
	Deluxe Corp.
9,050,000	6.000%, 11/15/2020	9,457,250
	R.R. Donnelley & Sons Co.
8,645,000	8.600%, 08/15/2016	9,423,050
33,865,000	8.250%, 03/15/2019	39,622,050
17,274,000	8.875%, 04/15/2021	19,605,990
8,000,000	7.000%, 02/15/2022	8,480,000
	Transfield Services Ltd.
54,000,000	8.375%, 05/15/20201	56,430,000
		143,018,340
Construction & Engineering: 1.0%
	Michael Baker Holdings LLC
11,000,000	8.875%, 04/15/20191	10,945,000
	Michael Baker International LLC
58,265,000	8.250%, 10/15/20181	59,138,975
		70,083,975
Construction Materials: 1.7%
	Associated Asphalt Partners LLC
56,641,000	8.500%, 02/15/20181	59,189,845
	Rain CII Carbon LLC
54,773,000	8.000%, 12/01/20181	56,416,190
		115,606,035
Consumer Finance: 3.0%
	Ally Financial, Inc.
24,494,000	6.750%, 12/01/2014	24,708,323
4,990,000	6.750%, 12/01/2014	5,027,425
40,695,000	8.300%, 02/12/2015	41,610,637
33,450,000	3.500%, 07/18/2016	33,909,937
24,500,000	2.750%, 01/30/2017	24,071,250
	Enova International, Inc.
78,000,000	9.750%, 06/01/20211	78,195,000
		207,522,572
Containers & Packaging: 2.6%
	Ardagh Finance Holdings SA
18,550,000	8.625%, 06/15/20191	18,735,500
	Ardagh Packaging Finance PLC
51,700,000	6.250%, 01/31/20191	51,312,250
20,000,000	3.234%, 12/15/20191,3	19,425,000
	Packaging Dynamics Corp.
85,499,000	8.750%, 02/01/20161	86,781,485
		176,254,235
Distributors: 0.2%
	Pittsburgh Glass Works LLC
14,293,000	8.000%, 11/15/20181	15,222,045

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Principal
Amount		Value
Diversified Consumer Services: 1.7%
	Outerwall, Inc.
$18,415,000	6.000%, 03/15/2019	$18,184,813
	Regis Corp.
99,000,000	5.750%, 12/05/20171	100,237,500
		118,422,313
Diversified Financial Services: 5.5%
	AerCap Aviation Solutions BV
7,625,000	6.375%, 05/30/2017	8,082,500
	Aviation Capital Group Corp.
18,817,000	4.625%, 01/31/20181	19,630,195
	Icahn Enterprises L.P.
118,885,000	3.500%, 03/15/2017	117,993,362
	International Lease Finance Corp.
33,930,000	4.875%, 04/01/2015	34,502,569
13,985,000	8.625%, 09/15/2015	14,808,017
	Intrepid Aviation
	Group Holdings LLC
58,700,000	6.875%, 02/15/20191	58,993,500
	Milestone Aviation Group Ltd.
117,297,000	8.625%, 12/15/20171	126,974,003
		380,984,146
Diversified Telecommunication Services: 3.1%
	Paetec Holding Corp.
11,390,000	9.875%, 12/01/2018	12,084,790
	West Corp.
134,000,000	7.875%, 01/15/2019	140,113,750
18,500,000	5.375%, 07/15/20221	17,112,500
	Windstream Corp.
37,335,000	8.125%, 09/01/2018	38,959,073
		208,270,113
Electronic Equipment,
Instruments & Components: 0.3%
	Sanmina Corp.
21,346,000	7.000%, 05/15/20191	22,413,300

Energy Equipment & Services: 2.1%
	Era Group, Inc.
19,500,000	7.750%, 12/15/2022	20,572,500
	ION Geophysical Corp.
15,700,000	8.125%, 05/15/2018	15,072,000
	Nuverra Environmental
	Solutions, Inc.
60,755,000	9.875%, 04/15/2018	61,248,634
	Tervita Corp.
47,500,000	10.875%, 02/15/20181	47,678,125
		144,571,259
Food & Staples Retailing: 9.1%
	BI-LO LLC
115,912,000	8.625%, 09/15/20181	106,059,480
	KeHE Distributors LLC
10,500,000	7.625%, 08/15/20211	11,149,687
	Michaels FinCo Holdings LLC
128,807,000	7.500%, 08/01/20181	131,705,158
	Rite Aid Corp.
175,432,000	9.250%, 03/15/2020	191,659,460
	Roundy’s Supermarkets, Inc.
32,540,000	10.250%, 12/15/20201	30,262,200
	Spartan Stores, Inc.
45,000,000	6.625%, 12/15/20161	46,687,500
	Tops Holding Corp.
72,536,000	8.875%, 12/15/2017	75,981,460
	Tops Holding II Corp.
35,820,000	8.750%, 06/15/2018	35,999,100
		629,504,045
Food Products: 4.4%
	Big Heart Pet Brands
113,881,000	7.625%, 02/15/2019	113,311,595
	Hearthside Group Holdings LLC
67,140,000	6.500%, 05/01/20221	65,629,350
	Shearer’s Foods LLC
71,838,000	9.000%, 11/01/20191	78,483,015
	Simmons Foods, Inc.
49,000,000	7.875%, 10/01/20211	48,632,500
		306,056,460
Health Care Equipment & Supplies: 2.1%
	Alere, Inc.
141,908,000	8.625%, 10/01/2018	146,520,010

Health Care Providers & Services: 4.0%
	CHS/Community
	Health Systems, Inc.
140,090,000	8.000%, 11/15/2019	149,924,318
	HCA, Inc.
13,682,000	7.190%, 11/15/2015	14,366,100
	VWR Funding, Inc.
104,276,000	7.250%, 09/15/2017	108,968,420
		273,258,838
Hotels, Restaurants & Leisure: 2.8%
	Boyd Gaming Corp.
66,576,000	9.125%, 12/01/2018	69,738,360
	Carrols Restaurant Group, Inc.
53,276,000	11.250%, 05/15/2018	58,204,030

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Principal
Amount		Value
Hotels, Restaurants & Leisure: 2.8% (Continued)
	Peninsula Gaming Corp.
$15,456,000	8.375%, 02/15/20181	$16,209,480
	Ruby Tuesday, Inc.
51,279,000	7.625%, 05/15/2020	51,022,605
		195,174,475
Household Durables: 2.3%
	Blyth, Inc.
49,000,000	6.000%, 06/30/20171,2	50,286,250
	Century Intermediate Holding Co.
56,000,000	9.750%, 02/15/20191	59,220,000
	Ethan Allen Global, Inc.
47,970,000	5.375%, 10/01/2015	48,929,400
		158,435,650
Household Products: 0.4%
	Sun Products Corp.
39,200,000	7.750%, 03/15/20211	30,184,000

Independent Power & Renewable
Electricity Producers: 1.1%
	NRG Energy, Inc.
69,715,000	8.250%, 09/01/2020	75,030,769

IT Services: 0.4%
	Unisys Corp.
23,000,000	6.250%, 08/15/2017	24,322,500

Leisure Products: 1.5%
	Smith & Wesson Holding Corp.
49,500,000	5.875%, 06/15/20171	51,108,750
49,500,000	5.000%, 07/15/20181,2	49,496,288
		100,605,038
Machinery: 1.5%
	Navistar International Corp.
61,525,000	8.250%, 11/01/2021	63,293,844
	Waterjet Holdings, Inc.
41,860,000	7.625%, 02/01/20201	43,429,750
		106,723,594
Media: 3.6%
	Carmike Cinemas, Inc.
19,392,000	7.375%, 05/15/2019	20,652,480
	Crown Media Holdings, Inc.
29,697,000	10.500%, 07/15/2019	32,592,458
	Lions Gate Entertainment Corp.
19,500,000	5.250%, 08/01/2018	19,987,500
	MDC Partners, Inc.
48,050,000	6.750%, 04/01/20201	49,731,750
	NAI Entertainment Holdings
34,908,000	5.000%, 08/01/20181	35,431,620
	Nara Cable Funding Ltd.
55,113,000	8.875%, 12/01/20181	58,075,324
11,862,000	8.875%, 12/01/20181	12,499,582
	ONO Finance II Plc
16,995,000	10.875%, 07/15/20191	18,354,600
		247,325,314
Metals & Mining: 6.4%
	A.M. Castle & Co.
89,138,000	12.750%, 12/15/2016	90,252,225
	Coeur Mining, Inc.
72,500,000	7.875%, 02/01/2021	68,331,250
	Edgen Murray Corp.
116,012,000	8.750%, 11/01/20201	128,048,245
	Hecla Mining Co.
40,625,000	6.875%, 05/01/2021	38,390,625
	Horsehead Holding Corp.
9,500,000	9.000%, 06/01/20171,2	9,651,506
64,075,000	10.500%, 06/01/20171	72,885,312
18,000,000	10.500%, 06/01/20171	20,475,000
10,000,000	10.500%, 06/01/20171	11,375,000
		439,409,163
Multiline Retail: 0.7%
	Bon-Ton Department Stores, Inc.
12,804,000	10.625%, 07/15/2017	12,884,025
40,224,000	8.000%, 06/15/2021	36,201,600
		49,085,625
Oil, Gas & Consumable Fuels: 4.5%
	Armstrong Energy, Inc.
19,995,000	11.750%, 12/15/2019	22,094,475
	Calumet Specialty
	Products Partners L.P.
29,895,000	9.625%, 08/01/2020	33,033,975
19,050,000	6.500%, 04/15/20211	18,192,750
	Chesapeake Energy Corp.
4,305,000	3.484%, 04/15/20193	4,326,525
	Genesis Energy L.P.
21,898,000	7.875%, 12/15/2018	22,883,410
	Global Partners L.P.
39,600,000	6.250%, 07/15/20221	39,600,000

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Principal
Amount		Value
Oil, Gas & Consumable Fuels: 4.5% (Continued)
	NGL Energy Partners L.P.
$24,250,000	6.875%, 10/15/20211	$25,341,250
	Resolute Energy Corp.
48,129,000	8.500%, 05/01/2020	48,489,967
	Ultra Resources, Inc.
34,500,000	7.310%, 03/01/20161,2	35,743,139
24,500,000	5.920%, 03/01/20182	24,699,381
	Vanguard Natural Resources LLC
32,060,000	7.875%, 04/01/2020	33,342,400
		307,747,272
Paper & Forest Products: 0.6%
	Resolute Forest Products, Inc.
47,500,000	5.875%, 05/15/2023	44,145,313

Pharmaceuticals: 1.4%
	Valeant Pharmaceuticals
	International, Inc.
3,798,000	6.750%, 10/01/20171	3,931,689
87,739,000	6.875%, 12/01/20181	90,919,539
		94,851,228
Road & Rail: 3.2%
	Hertz Corp.
69,117,000	7.500%, 10/15/2018	71,708,888
	Swift Services Holdings, Inc.
141,087,000	10.000%, 11/15/2018	148,846,785
		220,555,673
Semiconductors & Semiconductor Equipment: 1.1%
	Global A&T Electronics Ltd.
65,000,000	10.000%, 02/01/20191	58,662,500
	NXP BV
15,000,000	3.500%, 09/15/20161	15,075,000
		73,737,500
Specialty Retail: 0.9%
	Brown Shoe Co., Inc.
23,550,000	7.125%, 05/15/2019	24,727,500
	Gibson Brands, Inc.
40,375,000	8.875%, 08/01/20181	39,668,437
		64,395,937
Thrifts & Mortgage Finance: 0.6%
	Nationstar Mortgage Holdings, Inc.
36,186,000	9.625%, 05/01/2019	39,714,135

Tobacco: 1.0%
	Alliance One International, Inc.
69,000,000	9.875%, 07/15/2021	67,620,000

Trading Companies & Distributors: 0.1%
	Modular Space Corp.
9,000,000	10.250%, 01/31/20191	9,112,500

Wireless Telecommunication Services: 3.1%
	MetroPCS Wireless, Inc.
190,426,000	7.875%, 09/01/2018	198,019,237
	Sprint Communications, Inc.
12,818,000	8.375%, 08/15/2017	14,372,182
		212,391,419
Total Corporate Bonds
(Cost $6,308,928,197)		6,266,832,371

Convertible Bonds: 3.7%

Air Freight & Logistics: 0.1%
	XPO Logistics, Inc.
2,720,000	4.500%, 10/01/2017	6,436,200

Biotechnology: 0.2%
	PDL BioPharma, Inc.
14,400,000	4.000%, 02/01/2018	14,094,000

Capital Markets: 1.4%
	Knight Capital Group, Inc.
93,500,000	3.500%, 03/15/2015	94,551,875

Diversified Consumer Services: 0.0%
	Carriage Services, Inc.
3,000,000	2.750%, 03/15/20211	3,120,015

Diversified Financial Services: 0.2%
	Air Lease Corp.
8,500,000	3.875%, 12/01/2018	11,575,938

Electronic Equipment,
Instruments & Components: 0.1%
	InvenSense, Inc.
3,450,000	1.750%, 11/01/20181	3,848,906

Health Care Equipment & Supplies: 0.4%
	Teleflex, Inc.
18,150,000	3.875%, 08/01/2017	31,365,469

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Principal
Amount		Value
Machinery: 0.6%
	Navistar International Corp.
$42,210,000	4.500%, 10/15/20181	$41,286,656

Oil, Gas & Consumable Fuels: 0.2%
	Alon USA Energy, Inc.
9,000,000	3.000%, 09/15/20181	10,687,500
	Bill Barrett Corp.
6,103,000	5.000%, 03/15/2028	6,122,102
		16,809,602
Semiconductors & Semiconductor Equipment: 0.5%
	NVIDIA Corp.
29,000,000	1.000%, 12/01/20181	31,918,125
Total Convertible Bonds
(Cost $229,616,701)		255,006,786

Total Bonds
(Cost $6,538,544,898)		6,521,839,157

Shares
Short-Term Investments: 4.3%

300,271,761	Federated U.S. Treasury
	Cash Reserves, 0.000%4	300,271,761
Total Short-Term Investments
(Cost $300,271,761)		300,271,761

Total Investments in Securities: 98.8%
(Cost $6,838,816,659)		6,822,110,918
Other Assets in Excess of Liabilities: 1.2%		83,204,322
Total Net Assets: 100.0%		$6,905,315,240

1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified  institutional buyers.  At September 30, 2014, the value of these securities amounted to $3,004,875,714 or 43.5% of net assets.

2	Security is fair valued under supervision of the Board of Trustees (See Note 2A).
3	Variable rate security; rate shown is the rate in effect on September 30, 2014.
4	Annualized seven-day yield as of September 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 2.05% for the six-month period ending September 30, 2014, trailing its blended benchmark, composed of 60% S&P 500 Index (the “S&P 500”) and 40% Barclays U.S. Aggregate Bond Index (the “BC Agg”), which returned 4.74% over the same period. (Please see standardized performance in the table following this letter.)

Market Review

During the first fiscal quarter, the equity market, as measured by the S&P 500, continued its upward march. The second fiscal quarter was a much different story as we saw a striking decoupling of large-cap equities from small- and mid-caps beginning in July. During the second fiscal quarter, the Russell 2000 was down 7.4% and the S&P Midcap 400 fell 4.0% versus a 1.1% rise in the S&P 500. Within the S&P 500, the very largest market cap names drove performance. Clearly, there was a broad “risk-off” rotation. Mega caps generally outperformed small- and mid-caps, investment grade bonds outperformed high yield bonds, U.S. equities outperformed non-U.S. equities, the dollar rallied and commodities tanked. Our portfolio was not immune to this shift in investor sentiment.

Within fixed income, during the six month fiscal year period, the investment grade bond market, as measured by the BC Agg, showed strong performance as investors sought perceived safety in investment grade bonds, particularly Treasuries. Therefore, U.S. Treasury yields have stayed low, driven by global investor demand for safe havens rather than by U.S. economic fundamentals.

Portfolio Review

The Fund’s average allocation over the six-month period was 64% in equities, 33% in fixed income and 3% in cash, reflecting a slightly higher equity position compared to what we regard as the long-term neutral allocation of 60%. Both the equity and fixed income holdings detracted from the Fund’s performance versus their respective blended benchmark components over the period.

Equities

The Fund’s equities lagged the S&P 500 for the six-month period ending September 30th. Almost all of the underperformance occurred during the second fiscal quarter, with the most obvious cause of the shortfall related to the wide divergence in performance between large caps and small/mid caps as noted above.

On the positive side, our companies have continued to operate well with only a few hiccups, and we generally anticipate attractive earnings and free cash flow growth to continue over the next year. During the six-month fiscal year period, our security selection in the Energy sector added significant absolute and relative value. In particular, all of our Master Limited Partnership (MLP) investments fared quite well, with all except one MLP holding garnering double-digit returns for the period. Our Consumer Discretionary stock picks also provided a nice boost to both absolute and relative returns. These two sectors combined accounted for three of the top five contributors to absolute performance within equities. On the other hand, our selection fared the worst in the Industrials and Materials sectors, where the portfolio’s bottom three contributors to total equity returns reside.

Fixed Income

For the six-month period, the Fund’s fixed income holdings trailed the BC Agg. The Fund’s non-investment grade (high yield) holdings were the primary contributors to absolute performance within fixed income; however, this, in addition to the Fund’s defensive duration positioning, hampered returns versus the BC Agg, an investment grade benchmark.

Within the overall bond market, the investment grade sector outperformed the high yield sector.  The BC Agg generated solid returns in every single segment. The Fund’s high yield securities as a whole also produced positive results, but lagged the investment grade benchmark. Consequently, given the significant weight in high yield within fixed income as well as the overall portfolio, averaging 93% and 31% over the period respectively, this sector detracted notably from relative returns. The benchmark does not contain any high yield bonds.

Strategic Investment Fund | Portfolio Managers’ Review

During the period, longer term yields generally declined while some shorter term yields rose slightly. Since bond prices generally rise as yields fall, this means that longer term bonds fared better over the six months. Therefore, the Fund’s shorter duration positioning compared to the benchmark was a detractor from relative performance. However, within high yield, the Fund’s shorter duration positioning helped returns, as shorter term bond performance outpaced longer term in this sector during the high yield selloff that occurred in the second fiscal quarter.

Outlook & Portfolio Positioning

We suspect that the broad flight to safety across asset classes in the second fiscal quarter came in response to new signs of economic weakness in Europe and certain emerging markets. U.S. economic growth at the same time has accelerated and is likely to remain slow but steady. The contrast between improving growth in the U.S. and slowing growth elsewhere has resulted in a strengthening U.S. dollar versus most of the other major currencies. We think this will prove to be positive for both the U.S. economy and U.S. stock market. As discussed in the CIO and President’s letter, we are constantly evaluating where we might be wrong in terms of our economic assumptions. Some of the key areas we are monitoring include:

•Inflationary pressures – labor market and commodities

•Weak economic conditions abroad

•Faster than expected Fed tightening

•Geopolitical events

Our generally positive outlook for equities leaves us with an allocation of 64% equities/ 36% fixed income and cash.  For equities our task, of course, is to scour the market for unusually attractive opportunities, not just buying reasonably valued companies. On that front, we continue to seek overlooked, misunderstood and undervalued companies with businesses that we believe should thrive in a slow growth economic environment. We are particularly focused on companies with strong and growing free cash flow, especially those that return this cash flow to shareholders through dividends and stock repurchases.

On the fixed income side, we still believe that current Treasury yields do not adequately compensate us in a continuing benign interest rate environment, nor provide enough protection in case we enter a rising interest rate environment. We still favor shorter duration high yield, with its combination of potential for attractive yields and low interest rate risk. We are also on the lookout for convertible bonds trading at attractive yields, driven by selloffs in equities. Longer term, we look forward to the time when longer dated high yield bonds and investment grade bonds may present attractive investments.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Strategic Investment Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2014

				Since Inception
	Six Months	1 Yr.	3 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	2.05%	10.18%	17.49%	13.94%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	4.74	13.28	14.51	12.73
Expense Ratio as of 3/31/2014: 1.15%

The performance data quoted above represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days. Since inception, short-term opportunities in the high yield new issue market, which may not be sustainable, have contributed materially to the Fund’s performance.

Growth of $10K (Inception to 9/30/2014)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Asset Allocation

Top Ten Equity Holdings
Digital Realty Trust, Inc.	2.4%
NRG Yield, Inc. – Class A	2.2
Valeant Pharmaceuticals International, Inc.	2.2
Liberty Interactive Corp. – Class A	2.1
Magellan Midstream Partners L.P.	2.1
Viacom, Inc. – Class B	2.1
Cinemark Holdings, Inc.	2.1
Enterprise Products Partners L.P.	2.1
Crown Holdings, Inc.	2.1
Charter Communications, Inc. – Class A	2.0
Total	21.4%

Top Ten Debt Holdings
Crown Media Holdings, Inc., 10.500%	0.6%
Rite Aid Corp., 9.250%	0.6
Shearer's Foods LLC, 9.000%	0.6
Milestone Aviation Group Ltd., 8.625%	0.6
NRG Energy, Inc., 8.250%	0.5
CHS/Community Health Systems, Inc., 8.000%	0.5
Stoneridge, Inc., 9.500%	0.5
West Corp., 7.875%	0.5
Genesis Energy L.P., 7.875%	0.5
Valeant Pharmaceuticals
International, Inc., 6.875%	0.5
Total	5.4%

Fund holdings are subject to change.

Strategic Investment Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Shares		Value
Common Stocks: 50.1%

Aerospace & Defense: 3.0%
41,330	Boeing Co.	$5,264,615
55,735	Triumph Group, Inc.	3,625,562
		8,890,177
Air Freight & Logistics: 1.0%
449,940	Royal Mail Plc	2,860,768

Beverages: 1.8%
45,430	Diageo Plc – ADR	5,242,622

Communications Equipment: 0.9%
43,180	Motorola Solutions, Inc.	2,732,430

Containers & Packaging: 3.7%
136,955	Crown Holdings, Inc.1	6,097,237
185,890	Owens-Illinois, Inc.1	4,842,434
		10,939,671
Diversified Financial Services: 1.2%
153,890	PHH Corp.1	3,440,980

Electric Utilities: 2.2%
141,930	NRG Yield, Inc. – Class A	6,677,807

Food Products: 1.2%
93,685	Unilever NV – NYRS	3,717,421

Gas Utilities: 1.0%
133,020	Questar Corp.	2,965,016

Health Care Equipment & Supplies: 1.4%
40,530	Teleflex, Inc.	4,257,271

Health Care Providers & Services: 0.8%
60,850	HealthSouth Corp.	2,245,365

Insurance: 1.3%
9,601	Alleghany Corp.1	4,014,658

Internet & Catalog Retail: 2.1%
215,845	Liberty Interactive Corp. – Class A1	6,155,899

Internet Software & Services: 2.9%
68,880	Ebay, Inc.1	3,900,675
4,125	Google, Inc. – Class A1	2,427,191
4,125	Google, Inc. – Class C1	2,381,610
		8,709,476
Media: 8.1%
39,885	Charter Communications,
	Inc. – Class A1	6,037,392
179,935	Cinemark Holdings, Inc.	6,124,987
65,380	DIRECTV1	5,656,678
79,820	Viacom, Inc. – Class B	6,141,351
		23,960,408
Multiline Retail: 0.5%
113,740	Marks & Spencer Group Plc – ADR	1,493,406

Oil, Gas & Consumable Fuels: 1.9%
57,685	Occidental Petroleum Corp.	5,546,413

Pharmaceuticals: 9.0%
35,740	Bayer AG – ADR	5,007,531
47,405	Johnson & Johnson	5,052,899
58,765	Novartis AG – ADR	5,531,550
83,210	Sanofi – ADR	4,695,540
50,084	Valeant Pharmaceuticals
	International, Inc.1	6,571,021
		26,858,541
Software: 1.9%
150,505	Oracle Corporation	5,761,331

Thrifts & Mortgage Finance: 0.5%
117,940	Stonegate Mortgage Corp.1	1,532,041

Trading Companies & Distributors: 1.9%
176,615	Air Lease Corp.	5,739,988

Water Utilities: 1.8%
113,700	American Water Works Co., Inc.	5,483,751

Total Common Stocks
(Cost $121,548,653)		149,225,440

Shares
Partnerships & Trusts: 8.3%

Oil, Gas & Consumable Fuels: 6.0%
152,625	Atlas Pipeline Partners L.P.	5,564,707
96,885	Cone Midstream Partners L.P.1	2,722,468
151,460	Enterprise Products Partners L.P.	6,103,838
72,970	Magellan Midstream Partners L.P.	6,142,615
164,980	VTTI Energy Partners L.P.1	4,134,399
		24,668,027
Total Partnerships & Trusts
(Cost $18,265,252)		24,668,027

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Shares		Value
Real Estate Investment Trusts: 5.2%

116,155	Digital Realty Trust, Inc.	$7,245,749
635,575	New Residential Investment Corp.	3,705,402
363,564	Newcastle Investment Corp.	4,609,992
		15,561,143
Total Real Estate Investment Trusts
(Cost $15,575,515)		15,561,143

Principal
Amount
Bonds: 33.4%
Corporate Bonds: 32.2%

Aerospace & Defense: 0.9%
	ADS Tactical, Inc.
$600,000	11.000%, 04/01/20182	579,000
	Erickson, Inc.
1,000,000	8.250%, 05/01/2020	955,000
	Kratos Defense &
	Security Solutions, Inc.
1,000,000	7.000%, 05/15/20192	997,500
		2,531,500
Air Freight & Logistics: 0.4%
	XPO Logistics, Inc.
1,000,000	7.875%, 09/01/20192	1,037,500

Auto Components: 0.5%
	Stoneridge, Inc.
1,500,000	9.500%, 10/15/20172	1,582,500

Beverages: 0.3%
	Beverages & More, Inc.
1,000,000	10.000%, 11/15/20182	943,750

Building Products: 0.4%
	Cleaver-Brooks, Inc.
1,000,000	8.750%, 12/15/20192	1,087,500
225,000	9.750%, 12/31/20192,3	225,937
		1,313,437
Capital Markets: 0.8%
	E*Trade Financial Corp.
1,350,000	6.000%, 11/15/2017	1,397,250
150,000	6.375%, 11/15/2019	158,250
	Oppenheimer Holdings, Inc.
775,000	8.750%, 04/15/2018	823,437
		2,378,937
Chemicals: 1.0%
	HIG BBC Intermediate Holdings LLC
1,000,000	10.500%, 09/15/20182	1,012,500
	LSB Industries, Inc.
1,000,000	7.750%, 08/01/2019	1,065,000
	Trinseo Materials Operating SCA
810,000	8.750%, 02/01/2019	854,550
		2,932,050
Commercial Services & Supplies: 0.8%
	Deluxe Corp.
200,000	6.000%, 11/15/2020	209,000
	R.R. Donnelley & Sons Co.
750,000	8.250%, 03/15/2019	877,500
250,000	8.875%, 04/15/2021	283,750
	Transfield Services Ltd.
1,000,000	8.375%, 05/15/20202	1,045,000
		2,415,250
Construction & Engineering: 0.3%
	Michael Baker International LLC
1,000,000	8.250%, 10/15/20182	1,015,000

Construction Materials: 0.9%
	Associated Asphalt Partners LLC
1,000,000	8.500%, 02/15/20182	1,045,000
	Rain CII Carbon LLC
1,500,000	8.000%, 12/01/20182	1,545,000
		2,590,000
Consumer Finance: 0.7%
	Ally Financial, Inc.
500,000	3.500%, 07/18/2016	506,875
500,000	2.750%, 01/30/2017	491,250
	Enova International, Inc.
1,000,000	9.750%, 06/01/20212	1,002,500
		2,000,625
Containers & Packaging: 1.2%
	Ardagh Finance Holdings SA
1,000,000	8.625%, 06/15/20192	1,010,000
	Ardagh Packaging Finance Plc
1,000,000	6.250%, 01/31/20192	992,500
	Packaging Dynamics Corp.
1,500,000	8.750%, 02/01/20162	1,522,500
		3,525,000

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Principal
Amount		Value
Distributors: 0.3%
	Pittsburgh Glass Works LLC
$899,000	8.000%, 11/15/20182	$957,435

Diversified Consumer Services: 0.7%
	Outerwall, Inc.
970,000	6.000%, 03/15/2019	957,875
	Regis Corp.
1,000,000	5.750%, 12/05/20172	1,012,500
		1,970,375
Diversified Financial Services: 1.4%
	Aviation Capital Group Corp.
600,000	4.625%, 01/31/20182	625,930
	Icahn Enterprises L.P.
750,000	3.500%, 03/15/2017	744,375
	Intrepid Aviation Group Holdings LLC
1,000,000	6.875%, 02/15/20192	1,005,000
	Milestone Aviation Group Ltd.
1,500,000	8.625%, 12/15/20172	1,623,750
		3,999,055
Diversified Telecommunication Services: 1.1%
	Paetec Holding Corp.
1,000,000	9.875%, 12/01/2018	1,061,000
	West Corp.
1,500,000	7.875%, 01/15/2019	1,568,438
	Windstream Corp.
500,000	8.125%, 09/01/2018	521,750
		3,151,188
Electronic Equipment,
Instruments & Components: 0.2%
	Sanmina Corp.
422,000	7.000%, 05/15/20192	443,100

Energy Equipment & Services: 0.9%
	Era Group, Inc.
500,000	7.750%, 12/15/2022	527,500
	ION Geophysical Corp.
200,000	8.125%, 05/15/2018	192,000
	Nuverra Environmental
	Solutions, Inc.
900,000	9.875%, 04/15/2018	907,312
	Tervita Corp.
1,000,000	10.875%, 02/15/20182	1,003,750
		2,630,562
Food & Staples Retailing: 2.6%
	BI-LO LLC
1,000,000	8.625%, 09/15/20182	915,000
	KeHE Distributors LLC
1,000,000	7.625%, 08/15/20212	1,061,875
	Michaels FinCo Holdings LLC
1,500,000	7.500%, 08/01/20182	1,533,750
	Rite Aid Corp.
1,500,000	9.250%, 03/15/2020	1,638,750
	Roundy’s Supermarkets, Inc.
1,000,000	10.250%, 12/15/20202	930,000
	Tops Holding Corp.
1,000,000	8.875%, 12/15/2017	1,047,500
	Tops Holding II Corp.
500,000	8.750%, 06/15/2018	502,500
		7,629,375
Food Products: 1.5%
	Big Heart Pet Brands
1,000,000	7.625%, 02/15/2019	995,000
	Hearthside Group Holdings LLC
985,000	6.500%, 05/01/20222	962,837
	Shearer’s Foods LLC
1,500,000	9.000%, 11/01/20192	1,638,750
	Simmons Foods, Inc.
1,000,000	7.875%, 10/01/20212	992,500
		4,589,087
Health Care Equipment & Supplies: 0.4%
	Alere, Inc.
1,000,000	8.625%, 10/01/2018	1,032,500

Health Care Providers & Services: 0.7%
	CHS/Community
	Health Systems, Inc.
1,500,000	8.000%, 11/15/2019	1,605,300
	VWR Funding, Inc.
450,000	7.250%, 09/15/2017	470,250
		2,075,550
Hotels, Restaurants & Leisure: 1.0%
	Boyd Gaming Corp.
1,000,000	9.125%, 12/01/2018	1,047,500
	Carrols Restaurant Group, Inc.
1,000,000	11.250%, 05/15/2018	1,092,500
	Ruby Tuesday, Inc.
900,000	7.625%, 05/15/2020	895,500
		3,035,500

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Principal
Amount		Value
Household Durables: 1.0%
	Blyth, Inc.
$1,000,000	6.000%, 06/30/20172,3	$1,026,250
	Century Intermediate Holding Co.
1,000,000	9.750%, 02/15/20192	1,057,500
	Ethan Allen Global, Inc.
1,000,000	5.375%, 10/01/2015	1,020,000
		3,103,750
Household Products: 0.2%
	Sun Products Corp.
800,000	7.750%, 03/15/20212	616,000

Independent Power &
Renewable Electricity Producers: 0.5%
	NRG Energy, Inc.
1,500,000	8.250%, 09/01/2020	1,614,375

Leisure Products: 0.3%
	Smith & Wesson Holding Corp.
500,000	5.875%, 06/15/20172	516,250
500,000	5.000%, 07/15/20182,3	499,963
		1,016,213
Machinery: 0.7%
	Navistar International Corp.
1,000,000	8.250%, 11/01/2021	1,028,750
	Waterjet Holdings, Inc.
1,065,000	7.625%, 02/01/20202	1,104,937
		2,133,687
Media: 2.0%
	Carmike Cinemas, Inc.
1,000,000	7.375%, 05/15/2019	1,065,000
	Crown Media Holdings, Inc.
1,500,000	10.500%, 07/15/2019	1,646,250
	Lions Gate Entertainment Corp.
500,000	5.250%, 08/01/2018	512,500
	MDC Partners, Inc.
1,000,000	6.750%, 04/01/20202	1,035,000
	NAI Entertainment Holdings
1,000,000	5.000%, 08/01/20182	1,015,000
	Nara Cable Funding Ltd.
500,000	8.875%, 12/01/20182	526,875
	ONO Finance II Plc
250,000	10.875%, 07/15/20192	270,000
		6,070,625
Metals & Mining: 1.7%
	A.M. Castle & Co.
1,000,000	12.750%, 12/15/2016	1,012,500
	Coeur Mining, Inc.
1,000,000	7.875%, 02/01/2021	942,500
	Edgen Murray Corp.
649,000	8.750%, 11/01/20202	716,334
	Hecla Mining Co.
1,000,000	6.875%, 05/01/2021	945,000
	Horsehead Holding Corp.
500,000	9.000%, 06/01/20172,3	507,974
900,000	10.500%, 06/01/20172	1,023,750
		5,148,058
Multiline Retail: 0.5%
	Bon-Ton Department Stores, Inc.
800,000	10.625%, 07/15/2017	805,000
700,000	8.000%, 06/15/2021	630,000
		1,435,000
Oil, Gas & Consumable Fuels: 2.5%
	Calumet Specialty
	Products Partners L.P.
750,000	9.625%, 08/01/2020	828,750
500,000	6.500%, 04/15/20212	477,500
	Chesapeake Energy Corp.
335,000	3.484%, 04/15/20194	336,675
	Genesis Energy L.P.
1,500,000	7.875%, 12/15/2018	1,567,500
	Global Partners L.P.
1,000,000	6.250%, 07/15/20222	1,000,000
	NGL Energy Partners L.P.
750,000	6.875%, 10/15/20212	783,750
	Resolute Energy Corp.
900,000	8.500%, 05/01/2020	906,750
	Ultra Resources, Inc.
500,000	7.310%, 03/01/20162,3	518,016
500,000	5.920%, 03/01/20183	504,069
	Vanguard Natural Resources LLC
400,000	7.875%, 04/01/2020	416,000
		7,339,010
Paper & Forest Products: 0.2%
	Resolute Forest Products, Inc.
500,000	5.875%, 05/15/2023	464,688

Pharmaceuticals: 0.5%
	Valeant Pharmaceuticals
	International, Inc.
1,500,000	6.875%, 12/01/20182	1,554,375

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Principal
Amount		Value
Road & Rail: 0.7%
	Hertz Corp.
$1,000,000	7.500%, 10/15/2018	$1,037,500
	Swift Services Holdings, Inc.
1,000,000	10.000%, 11/15/2018	1,055,000
		2,092,500
Semiconductors & Semiconductor Equipment: 0.3%
	Global A&T Electronics Ltd.
1,000,000	10.000%, 02/01/20192	902,500

Specialty Retail: 0.4%
	Brown Shoe Co., Inc.
300,000	7.125%, 05/15/2019	315,000
	Gibson Brands, Inc.
1,000,000	8.875%, 08/01/20182	982,500
		1,297,500
Thrifts & Mortgage Finance: 0.4%
	Nationstar Mortgage Holdings, Inc.
1,000,000	9.625%, 05/01/2019	1,097,500

Tobacco: 0.3%
	Alliance One International, Inc.
1,000,000	9.875%, 07/15/2021	980,000

Trading Companies & Distributors: 0.3%
	Modular Space Corp.
1,000,000	10.250%, 01/31/20192	1,012,500

Wireless Telecommunication Services: 0.7%
	MetroPCS Wireless, Inc.
1,000,000	7.875%, 09/01/2018	1,039,875
	Sprint Communications, Inc.
1,000,000	8.375%, 08/15/2017	1,121,250
		2,161,125
Total Corporate Bonds
(Cost $95,780,599)		95,818,682

Convertible Bonds: 1.2%

Biotechnology: 0.2%
	PDL BioPharma, Inc.
600,000	4.000%, 02/01/2018	587,250

Capital Markets: 0.3%
	Knight Capital Group, Inc.
1,000,000	3.500%, 03/15/2015	1,011,250

Electronic Equipment,
Instruments & Components: 0.2%
	InvenSense, Inc.
550,000	1.750%, 11/01/20182	613,593

Machinery: 0.1%
	Navistar International Corp.
150,000	4.500%, 10/15/20182	146,719

Semiconductors & Semiconductor Equipment: 0.4%
	NVIDIA Corp.
1,000,000	1.000%, 12/01/20182	1,100,625

Total Convertible Bonds
(Cost $3,301,375)		3,459,437

Total Bonds
(Cost $99,081,974)		99,278,119

Shares
Short-Term Investments: 2.1%

6,118,148	Federated U.S. Treasury
	Cash Reserves, 0.000%5	6,118,148

Total Short-Term Investments
(Cost $6,118,148)		6,118,148

Total Investments in Securities: 99.1%
(Cost $260,589,542)		294,850,877
Other Assets in Excess of Liabilities: 0.9%		2,797,513
Total Net Assets: 100.0%		$297,648,390

ADR – American Depositary Receipt
NYRS – New York Registry Shares
1	Non-income producing security.
2
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.  At September 30, 2014, the value of these securities amounted to $50,357,776 or 16.9% of net assets.

3	Security is fair valued under supervision of the Board of Trustees (See Note 2A).
4	Variable/Step rate security; rate shown is the rate in effect on September 30, 2014.
5	Annualized seven-day yield as of September 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

The Osterweis Institutional Equity Fund (the “Fund”) generated a 2.40% total return for the six-month period ending September 30, 2014, trailing its benchmark, the S&P 500 Index (the “S&P 500”), which returned 6.42% over the same period. (Please see standardized performance in the table following this review.)

Market Review

During the first fiscal quarter, the market, as measured by the S&P 500, continued its upward march. The second fiscal quarter was a much different story as we saw a striking decoupling of large-cap equities from small- and mid-caps beginning in July. During the second fiscal quarter, the Russell 2000 was down 7.4% and the S&P Midcap 400 fell 4.0% versus a 1.1% rise in the S&P 500. Within the S&P 500, the very largest market cap names drove performance. Clearly, there was a broad “risk-off” rotation. Mega caps generally outperformed small- and mid-caps, investment grade bonds outperformed high yield bonds, U.S. equities outperformed non-U.S. equities, the dollar rallied and commodities tanked. Our portfolio was not immune to this shift in investor sentiment.

Portfolio Review

The Fund lagged the benchmark for the six-month period ending September 30th. Almost all of the underperformance occurred during the second fiscal quarter, with the most obvious cause of the shortfall related to the wide divergence in performance between large caps and small/mid as noted above. (As of September 30th, only 11 of the Fund’s 40 holdings were members of the S&P 500 and only 6% of Fund assets by market value overlapped with the S&P 500.)

On the positive side, our companies have continued to operate well with only a few hiccups, and we generally anticipate attractive earnings and free cash flow growth to continue over the next year. During the six-month fiscal year period, our security selection in the Energy sector added significant absolute and relative value. In particular, all of our Master Limited Partnership (MLP) investments fared quite well, with all except one MLP holding garnering double-digit returns for the period. Our Consumer Discretionary stock picks also provided a nice boost to both absolute and relative returns. These two sectors combined accounted for four of the top five contributors to absolute performance. On the other hand, our selection fared the worst in the Industrials and Materials sectors, where the portfolio’s bottom three contributors to total returns reside.

Throughout six months, the Fund remained almost fully invested with an average equity exposure of 97%. Nevertheless, the residual cash holding further detracted from relative performance in a strong equity market.

Outlook & Portfolio Positioning

We suspect that the broad flight to safety across asset classes in the second fiscal quarter came in response to new signs of economic weakness in Europe and certain emerging markets. U.S. economic growth at the same time has accelerated and is likely to remain slow but steady. The contrast between improving growth in the U.S. and slowing growth elsewhere has resulted in a strengthening U.S. dollar versus most of the other major currencies. We think this will prove to be positive for both the U.S. economy and U.S. stock market. As discussed in the CIO and President’s letter, we are constantly evaluating where we might be wrong in terms of our economic assumptions. Some of the key areas we are monitoring include:

•Inflationary pressures – labor market and commodities

•Weak economic conditions abroad

•Faster than expected Fed tightening

•Geopolitical events

In terms of valuations, price-to-earnings (P/E) ratios are near their historic averages and we think they could stay at these levels or move even higher with the stronger U.S. dollar, low inflation and low interest rates.

Institutional Equity Fund | Portfolio Managers’ Review

Our task, of course, is to scour the market for unusually attractive opportunities, not just buying reasonably valued companies. On that front, we continue to seek overlooked, misunderstood and undervalued companies with businesses that we believe should thrive in a slow growth economic environment. We are particularly focused on companies with strong and growing free cash flow, especially those that return this cash flow to shareholders through dividends and stock repurchases.

The Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices, demand and changes in tax code. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Investment performance reflects periods during which fee waivers were in effect. In the absence of such waivers, total return would have been reduced.

Institutional Equity Fund | Fund Overview (Unaudited)

Six Month and Average Annual Total Returns
Periods Ended September 30, 2014

			Since Inception
	Six Months	1 Yr.	(July 31, 2012)
Osterweis Institutional Equity Fund	2.40%	11.50%	18.92%
S&P 500 Index	6.42	19.73	20.53
Gross/Net Expense Ratio as of 3/31/2014: 1.13%/1.00%

The performance data quoted above represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling (866) 236-0050. Prior to June 30, 2014 the Fund imposed a 2.00% redemption fee on shares redeemed within 30 days.

Growth of $10K (Inception to 9/30/2014)

This chart illustrates the performance of a hypothetical $10,000 investment made on July 31, 2012 (the Fund’s inception) and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains and dividends.

Sector Allocation

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	3.7%
Cinemark Holdings, Inc.	3.3
Magellan Midstream Partners L.P.	3.2
Crown Holdings, Inc.	3.2
American Water Works Co., Inc.	3.2
Digital Realty Trust, Inc.	3.2
Enterprise Products Partners L.P.	3.2
Occidental Petroleum Corp.	3.1
Oracle Corporation	3.1
Johnson & Johnson	3.0
Total	32.2%

Fund holdings are subject to change.

Institutional Equity Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Shares		Value
Common Stocks: 76.9%

Aerospace & Defense: 4.6%
10,800	Boeing Co.	$1,375,704
17,640	Triumph Group, Inc.	1,147,482
		2,523,186
Beverages: 3.0%
14,185	Diageo Plc – ADR	1,636,949

Communications Equipment: 1.4%
12,260	Motorola Solutions, Inc.	775,813

Containers & Packaging: 5.8%
39,725	Crown Holdings, Inc.1	1,768,557
53,045	Owens-Illinois, Inc.1	1,381,822
		3,150,379
Diversified Financial Services: 2.0%
48,360	PHH Corp.1	1,081,330

Electric Utilities: 1.9%
21,610	NRG Yield, Inc. – Class A	1,016,750

Food Products: 2.6%
35,535	Unilever NV – NYRS	1,410,029

Gas Utilities: 1.3%
32,465	Questar Corp.	723,645

Health Care Equipment & Supplies: 2.5%
13,005	Teleflex, Inc.	1,366,045

Health Care Providers & Services: 1.4%
21,175	HealthSouth Corp.	781,357

Insurance: 2.4%
3,125	Alleghany Corp.1	1,306,719

Internet & Catalog Retail: 2.7%
51,850	Liberty Interactive Corp. – Class A1	1,478,762

Internet Software & Services: 4.9%
17,725	Ebay, Inc.1	1,003,767
1,440	Google, Inc. – Class A1	847,311
1,440	Google, Inc. – Class C1	831,398
		2,682,476
Media: 11.6%
9,635	Charter Communications,
	Inc. – Class A1	1,458,450
52,710	Cinemark Holdings, Inc.	1,794,249
18,735	DIRECTV1	1,620,952
19,160	Viacom, Inc. – Class B	1,474,170
		6,347,821
Multiline Retail: 1.2%
47,750	Marks & Spencer Group Plc – ADR	626,957

Oil, Gas & Consumable Fuels: 3.1%
17,830	Occidental Petroleum Corp.	1,714,355

Pharmaceuticals: 14.8%
11,500	Bayer AG – ADR	1,611,265
15,365	Johnson & Johnson	1,637,755
16,570	Novartis AG – ADR	1,559,734
22,085	Sanofi – ADR	1,246,257
15,540	Valeant Pharmaceuticals
	International, Inc.1	2,038,848
		8,093,859
Software: 3.1%
44,010	Oracle Corporation	1,684,703

Thrifts & Mortgage Finance: 0.7%
27,645	Stonegate Mortgage Corp.1	359,109

Trading Companies & Distributors: 2.7%
45,130	Air Lease Corp.	1,466,725

Water Utilities: 3.2%
36,580	American Water Works Co., Inc.	1,764,253

Total Common Stocks
(Cost $32,899,306)		41,991,222

Partnerships & Trusts: 11.6%

Oil, Gas & Consumable Fuels: 11.6%
39,495	Atlas Pipeline Partners L.P.	1,439,988
27,620	Cone Midstream Partners L.P.1	776,122
43,400	Enterprise Products Partners L.P.	1,749,020
21,035	Magellan Midstream Partners L.P.	1,770,726
23,405	VTTI Energy Partners L.P.1	586,529
		6,322,385
Total Partnerships & Trusts
(Cost $4,331,594)		6,322,385

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at September 30, 2014 (Unaudited)

Shares		Value
Real Estate Investment Trusts: 7.7%

28,215	Digital Realty Trust, Inc.	$1,760,052
184,010	New Residential Investment Corp.	1,072,778
105,983	Newcastle Investment Corp.	1,343,865
		4,176,695
Total Real Estate Investment Trusts
(Cost $4,200,068)		4,176,695

Short-Term Investments: 1.1%

601,362	Federated U.S. Treasury
	Cash Reserves, 0.000%2	601,362

Total Short-Term Investments
(Cost $601,362)		601,362

Total Investments in Securities: 97.3%
(Cost $42,032,330)		53,091,664
Other Assets in Excess of Liabilities: 2.7%		1,488,720
Total Net Assets: 100.0%		$54,580,384

ADR – American Depositary Receipt
NYRS – New York Registry Shares
1	Non-income producing security.
2	Annualized seven-day yield as of September 30, 2014.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund’s Administrator, U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at September 30, 2014 (Unaudited)

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
ASSETS
Investments in securities, at value (cost $804,950,710,
$6,838,816,659, $260,589,542 and $42,032,330,
respectively) (Note 2)	$1,175,934,269	$6,822,110,918	$294,850,877	$53,091,664
Receivables:
Investment securities sold	5,906,436	28,258,137	2,356,544	1,433,004
Fund shares sold	2,707,819	26,665,140	251,724	—
Dividends and interest	2,487,355	136,681,028	2,507,306	125,999
Prepaid expenses	25,112	100,249	18,587	14,061
Total assets	1,187,060,991	7,013,815,472	299,985,038	54,664,728

LIABILITIES
Payables:
Investment securities purchased	—	77,092,220	2,000,000	—
Fund shares redeemed	1,157,868	26,392,158	5,327	—
Investment advisory fees	849,978	4,024,148	247,692	34,610
Administration fees	62,641	237,734	11,661	2,384
Custody fees	10,261	41,054	5,230	1,599
Fund accounting fees	22,067	70,568	10,050	4,243
Transfer agent fees	71,907	262,057	6,329	3,446
Trustee fees	4,273	12,546	1,709	1,201
Chief Compliance Officer fees	1,513	1,513	1,513	1,513
Other accrued expenses	81,596	366,234	47,137	35,348
Total liabilities	2,262,104	108,500,232	2,336,648	84,344
NET ASSETS	$1,184,798,887	$6,905,315,240	$297,648,390	$54,580,384

COMPUTATION OF NET ASSET VALUE
Net assets	$1,184,798,887	$6,905,315,240	$297,648,390	$54,580,384
Shares issued and outstanding (unlimited number of
shares authorized without par value)	33,004,531	589,738,904	19,255,713	3,873,843
Net asset value, offering and redemption price per share	$35.90	$11.71	$15.46	$14.09

COMPONENTS OF NET ASSETS
Paid-in capital	$709,138,545	$6,903,942,487	$250,660,233	$39,881,705
Undistributed net investment income	17,742,302	18,939,094	5,614,771	524,391
Accumulated net realized gain (loss) on investments	86,934,481	(860,600)	7,112,051	3,114,954
Net unrealized appreciation (depreciation) on investments	370,983,559	(16,705,741)	34,261,335	11,059,334
Net assets	$1,184,798,887	$6,905,315,240	$297,648,390	$54,580,384

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Six Months Ended September 30, 2014 (Unaudited)

	Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
INVESTMENT INCOME
Dividends (net of $575,395,$0,$94,815 and $22,153,
respectively, in foreign withholding taxes)	$10,930,275	$—	$1,879,645	$554,039
Interest	756	212,368,049	3,310,554	19
Total investment income	10,931,031	212,368,049	5,190,199	554,058

EXPENSES (Note 3)
Investment advisory fees	5,139,463	24,817,093	1,470,830	241,682
Administration fees	179,487	1,021,857	42,681	6,707
Transfer agent fees	339,326	1,771,926	33,774	9,378
Fund accounting fees	73,310	360,256	40,244	12,335
Custody fees	34,266	171,897	13,389	4,064
Registration fees	19,740	275,659	14,080	11,437
Reports to shareholders	31,480	165,847	4,495	1,397
Audit fees	13,178	13,179	11,946	10,671
Trustee fees	9,950	41,306	4,188	2,834
Miscellaneous expense	13,330	62,747	3,283	1,655
Chief Compliance Officer fees	4,513	4,513	4,513	4,513
Legal fees	1,976	1,976	1,949	1,949
Insurance expense	1,745	3,793	1,407	1,317
Interest expense	—	—	2	—
Total expenses	5,861,764	28,712,049	1,646,781	309,939
Fees waived by the Adviser	—	—	—	(25,608)
Net expenses	5,861,764	28,712,049	1,646,781	284,331
Net investment income	5,069,267	183,656,000	3,543,418	269,727

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments and foreign currency	30,832,334	(3,060,299)	2,824,943	1,281,177
Change in net unrealized depreciation
on investments and foreign currency	(9,252,772)	(164,583,148)	(923,267)	(186,334)
Net realized and unrealized gain (loss)
on investments and foreign currency	21,579,562	(167,643,447)	1,901,676	1,094,843
Net increase in net assets resulting from operations	$26,648,829	$16,012,553	$5,445,094	$1,364,570

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	March 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$5,069,267	$11,897,022
Net realized gain on investments and foreign currency	30,832,334	104,764,915
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(9,252,772)	60,355,861
Net increase in net assets resulting from operations	26,648,829	177,017,798

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(7,859,811)
From realized gains	—	(76,320,662)
Total distributions to shareholders	—	(84,180,473)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(5,354,831)	140,557,000
Total increase in net assets	21,293,998	233,394,325

NET ASSETS
Beginning of period/year	1,163,504,889	930,110,564
End of period/year	$1,184,798,887	$1,163,504,889
Undistributed net investment income	$17,742,303	$12,673,035

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2014		Year Ended
	(Unaudited)		March 31, 2014
	Shares	Value	Shares	Value
Shares sold	2,736,589	$98,590,362	7,964,699	$272,091,206
Shares issued in reinvestment of distributions	—	—	1,995,265	66,741,613
Shares redeemed (b)	(2,892,754)	(103,945,193)	(5,788,437)	(198,275,819)
Net increase (decrease)	(156,165)	$(5,354,831)	4,171,527	$140,557,000

(b)	Net of redemption fees of $3,403 and $3,345, respectively. (Prior to June 30, 2014, the Fund imposed a 2% redemption fee on shares held less than 30 days.)

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	March 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$183,656,000	$230,121,114
Net realized gain (loss) on investments and foreign currency	(3,060,299)	9,031,319
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(164,583,148)	47,189,155
Net increase in net assets resulting from operations	16,012,553	286,341,588

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(181,907,849)	(215,685,477)
From realized gains	—	(3,819,169)
Total distributions to shareholders	(181,907,849)	(219,504,646)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	188,474,181	3,559,310,461
Total increase in net assets	22,578,885	3,626,147,403

NET ASSETS
Beginning of period/year	6,882,736,355	3,256,588,952
End of period/year	$6,905,315,240	$6,882,736,355
Undistributed net investment income	$18,939,094	$17,190,943

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2014		Year Ended
	(Unaudited)		March 31, 2014
	Shares	Value	Shares	Value
Shares sold	98,835,675	$1,184,247,647	386,701,328	$4,595,405,364
Shares issued in reinvestment of distributions	13,351,723	158,631,441	16,160,064	191,137,830
Shares redeemed (b)	(96,722,409)	(1,154,404,907)	(103,236,584)	(1,227,232,733)
Net increase	15,464,989	$188,474,181	299,624,808	$3,559,310,461

(b)	Net of redemption fees of $49,202 and $225,879, respectively. (Prior to June 30, 2014, the Fund imposed a 2% redemption fee on shares held less than 30 days.)

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	March 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,543,418	$6,071,393
Net realized gain on investments and foreign currency	2,824,943	7,018,312
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(923,267)	19,640,895
Net increase in net assets resulting from operations	5,445,094	32,730,600

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(4,609,967)
From realized gains	—	(3,324,514)
Total distributions to shareholders	—	(7,934,481)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	12,834,143	78,269,366
Total increase in net assets	18,279,237	103,065,485

NET ASSETS
Beginning of period/year	279,369,153	176,303,668
End of period/year	$297,648,390	$279,369,153
Undistributed net investment income	$5,614,771	$2,071,353

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2014		Year Ended
	(Unaudited)		March 31, 2014
	Shares	Value	Shares	Value
Shares sold	1,647,928	$25,812,477	7,630,685	$111,192,897
Shares issued in reinvestment of distributions	—	—	513,299	7,458,229
Shares redeemed (b)	(827,779)	(12,978,334)	(2,811,630)	(40,381,760)
Net increase	820,149	$12,834,143	5,332,354	$78,269,366

(b)	Net of redemption fees of $233 and $7,127, respectively. (Prior to June 30, 2014, the Fund imposed a 2% redemption fee on shares held less than 30 days.)

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statements of Changes in Net Assets

	Six Months Ended
	September 30, 2014	Year Ended
	(Unaudited)	March 31, 2014
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$269,727	$582,488
Net realized gain on investments and foreign currency	1,281,177	3,050,242
Change in net unrealized appreciation (depreciation) on investments and foreign currency	(186,334)	5,252,968
Net increase in net assets resulting from operations	1,364,570	8,885,698

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(357,991)
From realized gains	—	(1,268,051)
Total distributions to shareholders	—	(1,626,042)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from net change in outstanding shares (a)(b)	(4,009,283)	7,901,917
Total increase (decrease) in net assets	(2,644,713)	15,161,573

NET ASSETS
Beginning of period/year	57,225,097	42,063,524
End of period/year	$54,580,384	$57,225,097
Undistributed net investment income	$524,391	$254,664

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2014		Year Ended
	(Unaudited)		March 31, 2014
	Shares	Value	Shares	Value
Shares sold	93,169	$1,306,750	579,660	$7,545,109
Shares issued in reinvestment of distributions	—	—	124,220	1,626,042
Shares redeemed	(378,598)	(5,316,033)	(97,536)	(1,269,234)
Net increase (decrease)	(285,429)	$(4,009,283)	606,344	$7,901,917

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2014		Year Ended March 31,
	(Unaudited)		2014	2013	2012	2011	2010

Net asset value, beginning of period/year	$35.09		$32.08	$27.80	$28.48	$25.28	$18.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income1	0.15		0.39	0.14	0.25	0.18	0.22
Net realized and unrealized
gain (loss) on investments	0.66		5.42	5.21	(0.63)	3.28	6.95
Total from investment operations	0.81		5.81	5.35	(0.38)	3.46	7.17

LESS DISTRIBUTIONS:
From net investment income	—		(0.26)	(0.62)	—	(0.26)	(0.09)
From net realized gain	—		(2.54)	(0.45)	(0.30)	—	—
Total distributions	—		(2.80)	(1.07)	(0.30)	(0.26)	(0.09)
Paid-in capital from redemption fees (Note 2)2	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period/year	$35.90		$35.09	$32.08	$27.80	$28.48	$25.28
Total return	2.31	%3	18.55%	19.84%	(1.21)%	13.76%	39.41%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$1,184.8		$1,163.5	$930.1	$1,088.6	$1,482.5	$1,029.4
Portfolio turnover rate	10	%3	31%	24%	31%	39%	26%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.97	%4	1.01%	1.03%	0.98%	0.99%	1.08%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	0.84	%4	1.14%	0.50%	0.94%	0.69%	0.96%

1	Calculated using the average shares outstanding method.
2	Amount is less than $0.005 per share.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months
	Ended
	September 30,
	2014		Year Ended March 31,
	(Unaudited)		2014	2013	2012	2011	2010

Net asset value, beginning of period/year	$11.99		$11.86	$11.56	$11.80	$11.47	$9.88

INCOME FROM INVESTMENT OPERATIONS:
Net investment income1	0.31		0.58	0.63	0.65	0.68	0.69
Net realized and unrealized
gain (loss) on investments	(0.28)		0.09	0.31	(0.11)	0.41	1.65
Total from investment operations	0.03		0.67	0.94	0.54	1.09	2.34

LESS DISTRIBUTIONS:
From net investment income	(0.31)		(0.53)	(0.64)	(0.67)	(0.62)	(0.71)
From net realized gain	—		(0.01)	—	(0.11)	(0.14)	(0.04)
Total distributions	(0.31)		(0.54)	(0.64)	(0.78)	(0.76)	(0.75)
Paid-in capital from redemption fees (Note 2)2	0.00		0.00	0.00	0.00	0.00	0.00
Net asset value, end of period/year	$11.71		$11.99	$11.86	$11.56	$11.80	$11.47
Total return	0.19	%3	5.78%	8.34%	4.75%	9.79%	24.16%

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$6,905.3		$6,882.7	$3,256.6	$2,253.9	$1,743.9	$898.9
Portfolio turnover rate	21	%3	75%	82%	87%	115%	98%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.80	%4	0.85%	0.91%	0.92%	0.96%	1.05%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income
to average net assets	5.13	%4	4.91%	5.43%	5.58%	5.85%	6.26%

1	Calculated using the average shares outstanding method.
2	Amount is less than $0.005 per share.
3	Not annualized.
4	Annualized.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months					Period From
	Ended					August 31, 20101
	September 30,					through
	2014		Year Ended March 31,			March 31,
	(Unaudited)		2014	2013	2012	2011

Net asset value, beginning of period/year	$15.15		$13.45	$11.79	$11.65	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.19		0.40	0.29	0.27	0.11
Net realized and unrealized gain on investments	0.12		1.78	1.76	0.10	1.67
Total from investment operations	0.31		2.18	2.05	0.37	1.78

LESS DISTRIBUTIONS:
From net investment income	—		(0.28)	(0.34)	(0.07)	(0.06)
From net realized gain	—		(0.20)	(0.05)	(0.16)	(0.07)
Total distributions	—		(0.48)	(0.39)	(0.23)	(0.13)
Paid-in capital from redemption fees (Note 2)3	0.00		0.00	0.00	0.00	0.00
Net asset value, end of period/year	$15.46		$15.15	$13.45	$11.79	$11.65
Total return	2.05	%4	16.40%	17.65%	3.41%	17.90	%4

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$297.6		$279.4	$176.3	$42.5	$30.7
Portfolio turnover rate	17	%4	61%	129%	160%	134	%4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.12	%5	1.15%	1.29%	1.48%	1.79	%5
After fees waived or recouped	1.12	%5	1.15%	1.34%	1.50%	1.50	%5

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	2.41	%5	2.76%	2.34%	2.38%	1.37	%5
After fees waived or recouped	2.41	%5	2.76%	2.29%	2.36%	1.66	%5

1	Fund commenced operations on August 31, 2010.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.005 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout each period/year

	Six Months			Period from
	Ended			July 31, 20121
	September 30,		Year Ended	through
	2014		March 31,	March 31,
	(Unaudited)		2014	2013

Net asset value, beginning of period/year	$13.76		$11.84	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income2	0.07		0.15	0.03
Net realized and unrealized gain on investments	0.26		2.19	1.82
Total from investment operations	0.33		2.34	1.85

LESS DISTRIBUTIONS:
From net investment income	—		(0.09)	(0.01)
From net realized gain	—		(0.33)	—
Total distributions	—		(0.42)	(0.01)
Paid-in capital from redemption fees (Note 2)	—		—	0.00	3
Net asset value, end of period/year	$14.09		$13.76	$11.84
Total return	2.40	%4	19.93%	18.55	%4

SUPPLEMENTAL DATA:
Net assets, end of period/year (millions)	$54.6		$57.2	$42.1
Portfolio turnover rate	7	%4	31%	20	%4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived	1.09	%5	1.13%	1.26	%5
After fees waived	1.00	%5	1.00%	1.00	%5

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived	0.86	%5	1.05%	0.22	%5
After fees waived	0.95	%5	1.18%	0.48	%5

1	Fund commenced operations on July 31, 2012.
2	Calculated using the average shares outstanding method.
3	Amount is less than $0.005 per share.
4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at September 30, 2014 (Unaudited)

Note 1 – Organization

The Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund commenced operations on October 1, 1993, August 30, 2002, August 31, 2010, and July 31, 2012, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in equity securities.  The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation. The investment objective of the Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Valuation Committee.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2014, the Osterweis Strategic Income Fund and Osterweis Strategic Investment Fund held fair valued securities with a market value of $187,725,561 and $3,282,209 or 2.7% and 1.1% of net assets, respectively.

As described above, the Funds’ utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Osterweis Funds | Notes to Financial Statements at September 30, 2014 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2014:

Osterweis Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$899,562,189	$—	$—	$899,562,189
Partnerships & Trusts^	142,001,856	—	—	142,001,856
Real Estate Investment Trusts	78,879,194	—	—	78,879,194
Short-Term Investments	55,491,030	—	—	55,491,030
Total Investments	$1,175,934,269	$—	$—	$1,175,934,269

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3	Total
Corporate Bonds^	$—	$6,079,106,810	$187,725,561	$6,266,832,371
Convertible Bonds^	—	255,066,786	—	255,006,786
Short-Term Investments	300,271,761	—	—	300,271,761
Total Investments	$300,271,761	$6,334,113,596	$187,725,561	$6,822,110,918

^ See Schedule of Investments for industry breakouts.

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Funds | Notes to Financial Statements at September 30, 2014 (Unaudited)

The following is a reconciliation of Osterweis Strategic Income Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2014	$113,982,724
Accrued discounts/premiums	(599,832)
Realized gain (loss)	39,500
Change in unrealized appreciation (depreciation)	(2,254,581)
Purchases	78,552,500
Sales	(1,994,750)
Transfer in and/or out of Level 3	—
Balance as of September 30, 2014	$187,725,561
Change in unrealized appreciation (depreciation)
for Level 3 investments held at September 30, 2014:	$(2,254,581)

Fair Value at
Type of Security	9/30/2014	Valuation Techniques	Unobservable Input	Input Value(s)
Corporate Bonds	$50,286,250	Benchmark pricing	Base price	$102.63
	$60,442,520	Comparable Securities	Discount/Premium to yield	(75)bps -25bps
	$17,848,997	Comparable Securities	Relative yield analysis	300bps
	$ 9,651,506	Comparable Securities	Relative yield analysis	560bps
	$49,496,288	Comparable Securities	Discount/Premium to yield	42bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Strategic
Investment Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$149,225,440	$—	$—	$149,225,440
Partnerships & Trusts^	24,668,027	—	—	24,668,027
Real Estate Investment Trusts	15,561,143	—	—	15,561,143
Corporate Bonds^	—	92,536,473	3,282,209	95,818,682
Convertible Bonds^	—	3,459,437	—	3,459,437
Short-Term Investments	6,118,148	—	—	6,118,148
Total Investments	$195,572,758	$95,995,910	$3,282,209	$294,850,877

^ See Schedule of Investments for industry breakouts.

The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur. The Fund did not have transfers into or out of Level 1 or Level 2 securities during the period.

Osterweis Funds | Notes to Financial Statements at September 30, 2014 (Unaudited)

The following is a reconciliation of Osterweis Strategic Investment Fund’s Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities
at Fair Value
Balance as of March 31, 2014	$2,107,492
Accrued discounts/premiums	(9,176)
Realized gain (loss)	500
Change in unrealized appreciation (depreciation)	(38,857)
Purchases	1,247,500
Sales	(25,250)
Transfer in and/or out of Level 3	—
Balance as of September 30, 2014	$3,282,209
Change in unrealized appreciation (depreciation) for
Level 3 investments held at September 30, 2014:	$(38,857)

Fair Value at
Type of Security	9/30/2014	Valuation Techniques	Unobservable Input	Input Value(s)
Corporate Bonds	$1,026,250	Benchmark pricing	Base price	$104.06
	$1,022,085	Comparable security	Discount/Premium to yield	(75)bps -25bps
	$ 225,937	Comparable security	Relative yield analysis	300bps
	$ 507,974	Comparable security	Relative yield analysis	560bps
	$ 499,963	Comparable security	Discount/Premium to yield	42bps

Significant increases (decreases) in any of those inputs in isolation would result in a significantly higher (lower) fair value measurement.

The Trust’s valuation procedures have been adopted by the Trust’s Board of Trustees, which has established a Valuation Committee to oversee valuation techniques.  The Board of Trustees ratifies valuation techniques quarterly.

Osterweis Institutional
Equity Fund	Level 1	Level 2	Level 3	Total
Common Stocks^	$41,991,222	$—	$—	$41,991,222
Partnerships & Trusts^	6,322,385	—	—	6,322,385
Real Estate Investment Trusts	4,176,695	—	—	4,176,695
Short-Term Investments	601,362	—	—	601,362
Total Investments	$53,091,664	$—	$—	$53,091,664

^ See Schedule of Investments for industry breakouts.

The Fund did not invest in any Level 3 securities nor have transfers into or out of Level 1 or Level 2 securities during the period.  The basis for recognizing and valuing transfers is as of the end of the period in which transfers occur.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

Osterweis Funds | Notes to Financial Statements at September 30, 2014 (Unaudited)

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.
As of September 30, 2014, there were no Capital Loss Carryovers for the Funds.

As of September 30, 2014, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority.  Generally, tax authorities can examine all the tax returns filed for the last three years.

Each Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, the Osterweis Strategic Investment Fund, and the Osterweis Institutional Equity Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share. The Funds charged a 2.00% redemption fee on shares held less than 30 days.  As of June 30, 2014 the Funds will no longer assess a 2.00% redemption fee on sales of Fund shares occurring within 30 days of purchase.  These fees were deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds retained the fee charged as paid in capital and such fees became part of the Fund’s daily NAV calculation.

Osterweis Funds | Notes to Financial Statements at September 30, 2014 (Unaudited)

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

J.
Recent Accounting Pronouncement.  In June 2014, the Financial Accounting Standard Board issued ASU No. 2014-11 “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.” ASU No. 2014-11 makes limited changes to the accounting for repurchase agreements, clarifies when repurchase agreements and securities lending transactions should be accounted for as secured borrowings, and requires additional disclosures regarding these types of transactions. The guidance is effective for fiscal years beginning after December 15, 2014, and for interim periods within those fiscal years.  Management is currently evaluating the impact ASU No. 2014-11 will have on the Funds’ financial statements.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund, and the Osterweis Institutional Equity Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee.  For the Osterweis Fund and the Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of average daily net assets over $2.5 billion. For the Osterweis Institutional Equity Fund, the Advisers are entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the six months ended September 30, 2014, the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund incurred $5,139,463, $24,817,093, $1,470,840 and $241,682, respectively, in advisory fees.

The Adviser has contractually agreed to limit expenses for the Osterweis Institutional Equity Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Fund’s ratios of expenses to average net assets will not exceed 1.00%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the six months ended September 30, 2014, the Adviser waived $25,608 in fees in the Osterweis Institutional Equity Fund.  As of September 30, 2014, the remaining cumulative amount the Adviser may be reimbursed was $143,026.

The Adviser may recapture a portion of the above no later than the dates as stated below:

Date of Expiration	Amount
March 31, 2016	$51,616
March 31, 2017	65,802
March 31, 2018	25,608
Total	$143,026

Osterweis Funds | Notes to Financial Statements at September 30, 2014 (Unaudited)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant and transfer agent. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Funds for Administration and Chief Compliance Officer Services for the six months ended September 30, 2014 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank N.A. (the “Custodian”) serves as each Fund’s custodian.  Both the Distributor and Custodian are affiliates of the Administrator.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended September 30, 2014, are as follows:

	Purchases	Sales
Osterweis Fund	$117,742,606	$109,435,443
Osterweis Strategic Income Fund	2,260,386,268	1,273,691,356
Osterweis Strategic Investment Fund	63,943,131	47,210,312
Osterweis Institutional Equity Fund	3,947,124	8,095,679

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the six months ended September 30, 2014 (estimated) and the year ended March 31, 2014, were as follows:

	Ordinary Income
	September 30, 2014	March 31, 2014
Osterweis Fund	$—	$10,889,441
Osterweis Strategic Income Fund	181,907,849	219,504,646
Osterweis Strategic Investment Fund	—	6,954,691
Osterweis Institutional Equity Fund	—	1,113,637

	Long-Term Capital Gains*
	September 30, 2014	March 31, 2014
Osterweis Fund	$—	$73,291,032
Osterweis Strategic Income Fund	—	—
Osterweis Strategic Investment Fund	—	979,790
Osterweis Institutional Equity Fund	—	512,405

*  Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b) (3).

Distribution classification may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

Osterweis Funds | Notes to Financial Statements at September 30, 2014 (Unaudited)

As of March 31, 2014, the components of distributable earnings on a tax basis were as follows:

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Net tax unrealized appreciation (depreciation)	$377,932,341	$(7,447,493)	$34,266,498	$11,052,707
Undistributed ordinary income	5,637,482	17,190,943	2,925,358	273,874
Undistributed long-term capital gain	56,188,918	9,548,542	3,427,939	1,821,194
Total distributable earnings	61,826,400	26,739,485	6,353,297	2,095,068
Other accumulated gains (losses)	—	(6,607,090)	—	—
Total accumulated earnings	$439,758,741	$12,684,902	$40,619,795	$13,147,775

For the Osterweis Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale deferrals.

Note 6 – Line of Credit

U.S. Bank N.A. has extended a line of credit in the amount of $12,000,000 to the Osterweis Institutional Equity Fund.  This line of credit is to be used for temporary or extraordinary purposes, including the financing of redemption payments.  During the six months ended September 30, 2014, the Fund drew on the line of credit.  There was no loan payable balance in the Fund at September 30, 2014.  For the six months ended September 30, 2014, the average interest rate on the outstanding balance for the Fund was 3.25% and the interest expense for the Fund was $2.  During  the six months ended September 30, 2014, the average daily balance for the Fund was $98.

Osterweis Funds | Expense Example For the Six Months Ended September 30, 2014 (Unaudited)

As a shareholder of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including exchange fees; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 – September 30, 2014).

Actual Expenses

The first line of the tables below provides information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the examples below. The examples below include, but are not limited to, investment advisory, fund accounting, custody and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6). Then, multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Fund	April 1, 2014	September 30, 2014	During the Period*
Actual	$1,000.00	$1,023.10	$4.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$4.91

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Income Fund	April 1, 2014	September 30, 2014	During the Period*
Actual	$1,000.00	$1,001.90	$4.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.06	$4.05

Osterweis Funds | Expense Example For the Six Months Ended September 30, 2014 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Investment Fund	April 1, 2014	September 30, 2014	During the Period*
Actual	$1,000.00	$1,020.50	$5.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.45	$5.67

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Institutional Equity Fund	April 1, 2014	September 30, 2014	During the Period*
Actual	$1,000.00	$1,024.00	$5.07
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.05	$5.06

*
The calculations are based on expenses incurred during the most recent six-month period. The annualized six-month net expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund were 0.97%, 0.80%, 1.12% and 1.00%, respectively. The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the Funds’ current fiscal year.

Additional Information

Information About Proxy Voting (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q. The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family. If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding. This policy does not apply to account statements.

Information About the Funds Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (866) 236-0050. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website at www.osterweis.com.

Approval of Investment Advisory Agreements (Unaudited)

At a meeting held on August 7 and 8, 2014, the Board (which is comprised of five persons, all of whom are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between Professionally Managed Portfolios (the “Trust”) and Osterweis Capital Management, Inc. for the Osterweis Fund and Osterweis Capital Management, LLC for the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund (each a “Fund,” and together, the “Funds”).  Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC are referred to individually as an “Adviser” and collectively as the “Advisers.”  At this meeting and at a prior meeting held on May 12 and 13, 2014, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.
The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Trustees considered the nature, extent and quality of the Advisers’ overall services provided to the Funds as well as their specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their chief compliance officer and the Advisers’ compliance record, and the Advisers’ disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Advisers in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Advisers’ risk management process.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of such management services are satisfactory.

2.
The Funds’ historical performance and the overall performance of the Advisers.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of each Fund on both an absolute basis, and in comparison to appropriate securities benchmarks and its peer funds utilizing Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing each Fund’s performance against its comparative peer group universe, the Board took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

For the Osterweis Fund, the Board noted that the Fund underperformed its peer group median and average for the one-year, three-year and ten-year period, and significantly underperformed its peer group median and average for the five-year period.  The Board also considered the Fund’s marginal underperformance compared to its similarly managed accounts for the one-year, five-year and ten-year periods and marginal outperformance the three-year period, and considered the reasons for such differences.  The Board also considered the performance of the Fund against a broad-based securities market benchmark.

For the Osterweis Strategic Income Fund, the Board noted that the Fund significantly underperformed its peer group median and average for the one-year, three-year, five-year and ten-year periods.  The Board also considered the Fund’s marginal underperformance compared to its similarly managed accounts for the one-year, three-year, five-year and ten-year periods, and considered the reasons for that underperformance.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund had significantly outperformed its peer group median and average for the one-year and three-year periods.  The Board also considered the Fund’s

Approval of Investment Advisory Agreements (Unaudited)

marginal outperformance compared to its similarly managed accounts for the one-year and three-year periods.  The Board also considered the performance of the Fund against broad-based securities market benchmarks.

For the Osterweis Institutional Equity Fund, the Board noted that the Fund outperformed its peer group median and average for the one-year period.  The Board also considered the Fund’s marginal underperformance compared to its similarly managed accounts for the one-year period.  The Board also considered the performance of the Fund against a broad-based securities market benchmark.  In considering the performance of the Osterweis Institutional Equity Fund, the Board considered that the Fund has only two years of operations.

3.
The costs of the services to be provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the advisory fee and total fees and expenses of each Fund, the Board reviewed comparisons to the peer funds and similarly managed separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Trustees found that the fees charged to the Funds were generally lower than the fees charged by the Adviser to its similarly managed separate account clients, but to the extent fees charged to a Fund were higher than for similarly managed separate accounts of similar size, it was largely a reflection of the greater costs to the Advisers of managing the Fund.

For the Osterweis Fund, the Board noted that the Fund’s advisory fee was higher than its peer group median and average, and the net expense ratio was in line with the peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were not unreasonable.

For the Osterweis Strategic Income Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board considered that the advisory fee included breakpoints in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were not unreasonable.

For the Osterweis Strategic Investment Fund, the Board noted that the Fund’s advisory fee and net expense ratio were higher than those of its peer group median and average.  The Board concluded that the fees paid to the Adviser were not unreasonable.

For the Osterweis Institutional Equity Fund, the Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.00% for the Fund (the “Expense Cap”).  The Board noted that the Fund’s advisory fee was higher than that of its peer group median and average, and the net expense ratio was lower than the peer group median and average.  The Board concluded that the fees paid to the Adviser were not unreasonable.

4.
Economies of Scale.  The Board also considered whether economies of scale were being realized by the Advisers that should be shared with shareholders.  The Board noted that the Advisory Agreements each contained breakpoints in the advisory fee and that the Adviser had contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Osterweis Institutional Equity Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
The profits to be realized by the Advisers and its affiliates from their relationship with the Funds.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received by the Adviser in exchange for “soft dollars.”  The Board also

Approval of Investment Advisory Agreements (Unaudited)

reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisers were not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisers, including each Fund’s advisory fee, were fair and reasonable.  The Board therefore determined that continuing the Advisory Agreements would be in the best interests of the Funds and their shareholders.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with unaffiliated third parties.

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER, LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Fund Information

Fund	Symbol	CUSIP
Osterweis Fund	OSTFX	742935406
Osterweis Strategic Income Fund	OSTIX	742935489
Osterweis Strategic Investment Fund	OSTVX	74316J771
Osterweis Institutional Equity Fund	OSTEX	74316J524

OWRPSEMI - 0914

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President

Date     November 25, 2014

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date     December 3, 2014

* Print the name and title of each signing officer under his or her signature.